Exhibit 99.2

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 1 Investor Presentation December 2021

Safe Harbor Statement

B&W Enterprises cautions that this presentation contains forward-looking statements, including, without limitation, statements relating to adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W's future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management's current expectations and involve a number of risks and uncertainties, including, among other things, the impact of COVID-19 on us and the capital markets and global economic climate generally; our ability to integrate acquired businesses and the impact of those acquired businesses on our cash flows, results of operations and financial condition, including our acquisition of Fosler Construction Company Inc; our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our debt facility agreements; our ability to pay dividends on our 7.75% Series A Cumulative Perpetual Preferred Stock; the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and operational benefits from our restructuring plans, and other cost-savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable, B&W Environmental and B&W Thermal segments; our ability to successfully partner with third parties to win and execute contracts within our B&W Renewable, B&W Environmental and B&W Thermal segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; changes in, or our failure or inability to comply with, laws and government regulations; actual or anticipated changes in governmental regulation, including trade and tariff policies; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; the Company's ability to successfully compete with current and future competitors; the Company's ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with its retirement benefit programs; social, political, competitive and economic situations in foreign countries where it does business or seeks new business; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021, and September 30, 2021 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Non-GAAP Financial Measures

This presentation contains information regarding our adjusted EBITDA (including calculated on a pro forma basis to show the effect of certain changes in our operations and strategic focus going forward) and adjusted gross profit, which are non GAAP financial measures. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, plus allocations to corporate and research and development costs. At a segment level, adjusted EBITDA is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest, tax, depreciation and amortization adjusted for items such as gains or losses on asset sales, net pension benefits, restructuring costs, impairments, gains and losses on debt extinguishment, costs related to financial consulting, research and development costs and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets. This presentation also presents adjusted gross profit. We believe that adjusted gross profit by segment is useful to investors to help facilitate comparisons of the ongoing, operating performance by excluding expenses related to, among other things, activities related to the spin off, activities related to various restructuring activities we have undertaken, corporate overhead (such as SG&A expenses and research and development costs) and certain non-cash expenses such as intangible amortization and goodwill impairments.

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. A registration statement was previously filed by the Company with the SEC and declared effective by the SEC on November 22, 2021 and a preliminary prospectus supplement was filed by the Company on December 6, 2021. The offering will be made only by means of a prospectus. Copies of the preliminary prospectus supplement relating to these securities may be obtained when available without charge from the offices of B. Riley Securities, Inc., at 1300 North 17th Street, Suite 1300, Arlington, VA 22209 or by calling (703) 312-9580 or by emailing prospectuses@brileyfin.com.

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 2

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 3 Issuer Babcock & Wilcox Enterprises, Inc. (NYSE: BW) Security Senior Unsecured Notes Proposed Ticker / Exchange BWNB / NYSE Offering Size $125,000,000 (1) Notes Offered 5,000,000 (1) Overallotment Option 15% Principal Amount per Note $25.00 Coupon 6.50% area (1) Maturity The Notes will mature on December 31, 2026 , unless redeemed prior to maturity Call Feature On any date prior to October 2, 2026, the Issuer may, at its option, redeem the Notes at its option for cash, in whole or in par t, at any time or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus a Make - Whole Amount (as d efined in the Prospectus Supplement), if any, plus accrued and unpaid interest to, but excluding, the date of redemption. On or after October 2, 2026, the Issuer may, at its option, redeem the Notes at its option for cash, in whole or in part, at any time or from time to time, at a redemption price equal to 100% of the principal amount. Use of Proceeds The Issuer anticipates using the net proceeds of this offering for general corporate purposes, which may include (without lim ita tion) funding potential acquisitions, project - related capital and working capital and to support clean energy growth initiatives. Pending any specific u se, the Company may use any remaining net proceeds to invest in short - term interest - bearing accounts, securities or similar investments. Expected Pricing Date December 8 , 2021 Book - Running Managers B. Riley Securities, D.A. Davidson & Co., Janney Montgomery Scott, Ladenburg Thalmann , William Blair & Co., EF Hutton, division of Benchmark Investments, LLC Co - Managers Aegis Capital Corp., Boenning & Scattergood, Huntington Capital Markets, InspereX , Wedbush Securities Senior Notes Transaction Summary 1. Actual offering size and pricing may differ from the figures shown; offering size and pricing to be determined by negotiation s b etween the Company and the underwriters.

Executive Summary


B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox provides high-quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years.

Positioned for Growth

B&W's transformation is gaining momentum, with a pipeline of more than $6.5 billion in identified project opportunities in high-growth markets over the next three years, and recent significant awards including:

- $35 million contract to supply waste-to-energy technologies for new-build facilities in Greenland
- $38 million technology award for new build waste-to-energy facilities in East Asia
- $58 million contract to supply advanced waste-to-energy technology for a power plant in Europe
- An agreement to jointly develop a biomass-to-hydrogen clean energy project in Australia using its BrightLoop™ chemical looping technology

B&W is continuing to expand its clean energy portfolio through innovation and acquisition:

- Launched ClimateBright™ decarbonization technologies platform (May 2021)
- Acquired a controlling stake in a leading solar installation firm, Fosler Construction Company Inc. (Sept 2021)
- Signed an agreement to acquire Voda A/S in Denmark to further expand renewable services in Europe (Sept 2021)

Building Toward the Future

After achieving ~$58 million in adjusted EBITDA in the 12 months ended September 30, 2021, B&W is targeting[1]:

- FY2021 adjusted EBITDA of at least $70 million
- FY2022 adjusted EBITDA of $110-$120 million

Advancing energy and environmental solutions that bring power and progress to our world

(1) The most comparable GAAP target information is not available without unreasonable effort; based on Q3 2021 results

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

4

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 5 The next generation Babcock & Wilcox is providing innovative environmental and renewable solutions, generating recurring revenues from a broad thermal installed base and expanding globally Next Generation B&W Global Brand Equity A Circular Economy For our economy and future generations, we continually develop ecologically sound ways of recycling resources, like biomass and waste, to create clean, renewable baseload power while reducing greenhouse gas emissions. The Clear Choice for Our Climate As an industry leader in providing advanced air emissions control and energy recovery equipment and technologies, our engineered solutions are designed to reduce the environmental impact of industrial processes. Efficient. Safe. Reliable. From the initial patent for the water - tube safety boiler to the world’s first supercritical boiler to technologies using the latest advanced steam cycles, our robust thermal energy designs deliver availability and long - term operation. B&W FOUNDATION DRIVES GROWTH STRATEGY Research & Innovation Vast Installed Base Advanced Technologies High - Growth End Markets

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 6 Waste - to - energy and biomass - to - energy baseload power, chemical recovery boilers for pulp & paper , long - term energy storage, solar power installation & services Technologies for Renewable Power & Resource Recovery Emissions control, ash handling systems for bottom and fly ash , wet/dry/hybrid cooling systems, energy recovery, ClimateBright TM decarbonization technologies Technologies for a Clean Environment Boilers, ancillary equipment and global aftermarket parts, service and upgrade offerings to effectively utilize a wide range of fuels for power or industrial applications Technologies for Efficient Steam Generation Delivering value to our customers through technology - driven products and services, with 6 00 active patents worldwide Continual product improvement and research and development to support future needs, including carbon capture What We Do ENVIRONMENTAL THERMAL RENEWABLE

Installed & Proven Technologies

BABCOCK & WILCOX RENEWABLE

More than 500 waste-to-energy and biomass-to-energy units at more than 300 facilities in more than 30 countries, serving a wide range of utility, waste management, municipality and investment firm customers



~90 pulp & paper recovery boiler units in North America; at nearly 50%, the largest installed base among OEMs



175+ projects installed with more than 100 MW of clean solar power production



BABCOCK & WILCOX ENVIRONMENTAL

Key patented ADIOX® and MERCOX™ flue gas environmental technology installed in more than 120 plants



Large installed base of wet and dry scrubbers to meet environmental regulations and technologies to improve ESP performance at a wide range of utility and industrial installations



Nearly 2,000 cooling system units (7,000+ cells) across the globe



BABCOCK & WILCOX THERMAL

More than 5,000 industrial water-tube package boilers installed in a variety of facilities, including refining, petro-chemical, food processing, metals and mining composite and carbon fiber, carbon black and wood products



~110 GW of baseload power generation capacity through ~330 operating fossil fuel boiler units in the U.S.



~180 operating utility and industrial boiler units across 38 countries outside of North America (excluding waste-to-energy and biomass)



A vast global installation of B&W's core technologies at utility and industrial plants, renewable plants and pulp & paper facilities create a large growth opportunity for parts, services and retrofits

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 7

Company Profile

Babcock & Wilcox is a global leader in advanced environmental, renewable and thermal technologies and services for power and industrial applications.

Corporate Snapshot

Headquarters:	Akron OH, USA
Founded:	1867
Ownership:	Public (NYSE:BW)
LTM Q3 2021 Revenue:	$681M
Employees:	~2,100

Consolidated



Industrial 35%
Power Generation 65%
Parts & Services 47%
Aftermarket & Upgrades 38%
New Build 15%
Europe 17%
Asia & Other 17%
North America 66%



LTM Revenue
19%
21%
60%
Backlog[1] as of September 30, 2021
19%
24%
57%
&W Renewable
&W Environmental
&W Thermal

B&W Renewable



Power Generation 52%
Industrial 48%
Parts & Services 74%
Aftermarket & Upgrades 20%
New Build 6%
Europe 50%
Asia & Other 8%
North America 42%

B&W Environmental



Industrial 45%
Power Generation 55%
Parts & Services 40%
Aftermarket & Upgrades 29%
New Build 31%
Asia & Other 28%
North America 40%
Europe 32%

B&W Thermal



Industrial 27%
Power Generation 73%
Parts & Services 40%
New Build 12%
Aftermarket & Upgrades 48%
Europe 1%
Asia & Other 17%
North America 82%

Notes:
All charts based on LTM September 30, 2021 revenues, unless otherwise noted.
1. Backlog does not include shorter lead-time parts and services

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 8

Global Expansion

Global footprint and ongoing expansion positions B&W to leverage market trends around the world



2021-2023
Addressable Market
Europe
More than $7B
2021-2023
Addressable Market
Asia-Pacific
More than $8B
2021-2023
Addressable Market
Middle East & Africa
More than $4B
2021-2023
Addressable Market
Americas
Solar: More than $27B
Other: More than $8B
Manufacturing
Service Facilities
Future Service Facilities
Construction
Sales/Support
Future Sales/Support
Sales Reps
Future Sales Reps

Total pipeline more than $6.5 billion over the next 3 years excluding parts & services

3-Year Pipeline



B&W RENEWABLE
$ MILLIONS
$1,315
$1,204
$1,024
$357
Americas
APAC
Europe
ME/A
B&W ENVIRONMENTAL
$ MILLIONS
$437
$147
$146
$204
Americas
APAC
Europe
ME/A
B&W THERMAL
$ MILLIONS
$883
$106
$32
$856
Americas
APAC
Europe
ME/A

Target Revenue Split 2023



B&W ENVIRONMENTAL
20-25%
B&W THERMAL
35-45%
B&W RENEWABLE
30-40%

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

9

B&W's ClimateBright™ Decarbonization Technologies are Ready

ClimateBright™
DECARBONIZATION TECHNOLOGIES

BrightLoop™
CHEMICAL LOOPING



OXYGEN
STEAM
WATER
COMBUSTOR (Exothermic)
AIR
CO_2+H_2O
REDUCER (Endothermic)
OXIDIZER (Neutral)
H_2
STEAM
FUEL

- Jointly developed with The Ohio State University
- Can simultaneously produce hydrogen
- Pilot testing complete on both syngas and coal at 250 kW_{th} input
- Ready for scale-up to 4 x 2.5 MW_e

FUELS: Coal, pet coke, natural gas and any syngas

OxyBright™
OXYGEN-FUEL COMBUSTION



Boiler
Wet FGD
ASU (Oxygen supply)
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO_2 Compression)

- Pilot-scale testing complete (30 MW_{th})
- 168 MW_e full-scale design ready

FUELS: Natural gas and solid fuels (biomass, coal)

SolveBright™
POST-COMBUSTION CARBON CAPTURE



- Pilot testing complete
- Post-combustion amine-based solvent process
- First solvent demonstrated at National Carbon Capture Center (NCCC) Southern Company's Plant Gaston
- Reference plant design ready

FUELS: Any combustion, gasification and industrial process that produces a flue gas stream with CO^2

BrightGen™
HYDROGEN COMBUSTION



- Commercially ready and currently in operation
- A combustion technology that produces no CO_2
- Can be retrofitted to fire hydrogen

FUELS: Hydrogen, alone or in combination with natural gas, oil, or other gaseous fuels

B&W BABCOCK & WILCOX ENVIRONMENTAL

- B&W is at the forefront of developing CO_2 capturing technologies
- Multiple technologies ready for commercial demonstration
- 93 active patents related to carbon capture technology
- Positioned to provide critical solutions to meet global climate goals

B&W has successfully tested three carbon capture technologies applicable to a wide range of fuels and processes

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 10

B&W's Waste-to-Energy Technology Reduces Methane Emissions

- Methane has **84 times** the Global Warming Potential (GWP) of CO_2[i]
- **Annual additions to landfills** in the U.S.[ii] produce emissions equivalent to **10 million cars**
- **Landfills in the U.S.**[iii] emit more than 330 million tons of 20-year basis GWP each year, roughly equal to **70 million cars**[iv]
- Waste-to-Energy (WTE) avoids landfilling while producing **baseload clean energy**

- **B&W's state-of-the-art technology** has been installed in more than 500 units in more than 30 countries, including:
  - The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida)
  - One of the world's largest waste treatment facilities in the world (Shenzhen East, China)







WTE Technologies

- Boiler/steam generation island
- DynaGrate® combustion grate
- Fuel handling systems
- Emissions control equipment

One Ton of Waste in a **LANDFILL**
Emits **3.42** Metric Tons of Global Warming Potential

One Ton of Waste in a **WASTE-TO-ENERGY FACILITY**
Emits **.001** Metric Tons of Global Warming Potential


Landfill methane is 84 times as potent as CO₂
Reduced to .03% of Landfill GWP

B&W is actively deploying technology today which curbs the global warming impact of methane

[i] Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf; 20-year basis

[ii] EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php

[iii] EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1)

[iv] Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
11

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 12 On September 30, 2021, B&W acquired a 60% controlling ownership stake in Fosler Construction Company, Inc., a leading U.S. pr ovi der of construction services for the solar energy sector, based in Illinois. The company is now operating under the name Fosler Solar, a Babcock & Wilcox company. Fosler Solar has a track record of successfully completing solar projects profitably with union labor and aligning its model wit h a growing number of renewable project incentives in the U.S. Fosler Solar’s expertise and robust pipeline in the growing solar market, combined with B&W’s strong presence in the energy i ndu stry and resources to support larger projects, are expected to support Fosler Solar’s growth and B&W’s ongoing renewable energy expansion and diversification. Recent Acquisition Activity Expands B&W's Renewable Segment On November 30, 2021 B&W acquired VODA A/S, a leading multi - brand aftermarket parts and service provider for the waste - to - energy and biomass - to - energy markets based in Vejen , Denmark. B&W will form B&W Renewable Service to integrate VODA A/S and B&W’s waste - to - energy and biomass aftermarket services businesses. B&W Renewable Service will serve as B&W’s platform for its renewable service business in Europe, significantly strengthening and expanding its ability to serve existing and new customers throughout this market, including for B&W - supplied and competitors’ technology. VODA A/S: Waste - to - Energy & Biomass Aftermarket Parts & Services Fosler Construction Company, Inc.: Solar Installation & Services

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 13 Reputable Expertise Known for engineering, designing, deploying and maintaining reliable solar solutions Diverse Experience Serving agricultural, commercial, educational, municipal and utility customers Continuous Growth - Top 30 EPC contractor in the U.S. solar industry ( Solar Power World 2021 ) - Top 100 contractors in total MW installed Proven Performance - 175+ projects installed - 100+ MW of clean solar power production Fosler Solar Note: On September 30, 2021, B&W acquired a 60% controlling ownership stake in Illinois - based solar energy contractor Fosler Construction Company Inc., to be reported as part of B&W’s Renewable Segment and operating under the name Fosler Solar, a Babcock & Wilcox company

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 14 Financial Information

Consolidated Financial Summary

($ in Millions)	Three Months Ended September 30, 2021*	Twelve Months Ended September 30, 2021*	Twelve Months Ended December 31, 2020* Reported	Twelve Months Ended December 31, 2020* Pro forma exc. non-recurring insurance recovery	Twelve Months Ended December 31, 2019
Revenue	$ 160.0	$ 680.9	$ 566.3	$ 566.3	$ 859.1
Adjusted Gross Profit	$ 46.6	$ 175.3	$ 173.6	$ 147.6	$ 169.5
Adjusted Gross Profit Margin %	29.1%	25.7%	30.7%	26.1%	19.7%
Operating Income (Loss)	$ 14.8	$ 13.3	$ (1.7)	$ (27.7)	$ (29.4)
Net income (loss) attributable to stockholders of common stock	$ 10.0	$ 0.5	$ (10.3)	$ (36.3)	$ (122.0)
Adjusted EBITDA	$ 18.7	$ 57.8	$ 45.1	$ 19.1	$ 45.0
Adjusted EBITDA Margin %	11.7%	8.5%	8.0%	3.4%	5.2%

Note: 2020 Reported results include the recognition in Q3 2020 of a $26.0 million non-recurring loss recovery settlement related to certain historical EPC loss contracts; 2020 Pro Forma results exclude the non-recurring $26.0 million loss recovery settlement; figures may not be clerically accurate due to rounding; see Appendix for reconciliation of non-GAAP measures; COVID-19 adversely impacted all segments in 2020 and YTD September 2021; during the year ended December 31, 2020, we redefined our definition of adjusted EBITDA to eliminate the effects of certain items including loss from a non-strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. Consequently, adjusted EBITDA in prior periods have been revised to conform with the revised definition and present separate reconciling items in our reconciliation.

COVID-19 adversely impacted all segments in 2020 and through YTD September 2021; strategic actions taken to-date provide the foundation for a strong end to 2021 and beyond

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 15

Pro Forma Capital Structure

($ in Millions)	As of Sep 30, 2021	Pro Forma Note Offering Adjustments (6)	Pro Forma Total
Capitalization:			
Total Debt	**$193.1**	**$125.0**	**$318.1**
Cash, cash equivalents and restricted cash (1)	115.7	119.0	234.7
Net Debt	**$77.4**	**$6.0**	**$83.4**
Adjusted EBITDA:			
LTM 9/30/2021 Adjusted EBITDA (2)	57.8	-	57.8
2021 Target Adjusted EBITDA (3)	70.0	-	70.0
Total Debt Leverage:			
Net Leverage (4)	1.34x		1.44x
Target Net Leverage (5)	1.11x		1.19x

Note: Figures may not be clerically accurate due to rounding.

(1) As of 9/30/21, includes total restricted cash of $8.7 million. Of the total restricted cash, $6.9 million relates to letters of credit collateral for cash pledged to secure the outstanding and undrawn letters of credit issued under our prior A&R Credit Agreement, most of which are expected to be cancelled and replaced by new letters of credit issued by PNC. We expect the completion of the issuance of new letters of credit to cover the remaining collateral balance by December 31, 2021.

(2) See Appendix for reconciliation of non-GAAP measures. Adjusted EBITDA for LTM as of 9/30/2021 is based on unaudited results for Q1 2021, Q2 2021, and Q3 2021; 2020 Adjusted EBITDA excludes losses related to a non-strategic business, interest on letters of credit included in cost of operations and loss on business held for sale.

(3) Targeted Adjusted EBITDA in 2021 as disclosed by BW management; the most comparable GAAP target information is not available without unreasonable effort.

(4) Net Debt compared to LTM 9/30/2021 Adjusted EBITDA

(5) Net Debt compared to 2021 Target Adjusted EBITDA

(6) Includes impact of proposed $125M senior notes offering net of gross spread and offering expenses. Actual offering size, pricing, and fees incurred may differ materially from the figures shown; offering size and pricing to be determined by negotiations between the Company and the underwriters of the senior notes offering.

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

16

Executive Summary


B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox provides high-quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years.

Positioned for Growth

B&W's transformation is gaining momentum, with a pipeline of more than $6.5 billion in identified project opportunities in high-growth markets over the next three years, and recent significant awards including:

- $35 million contract to supply waste-to-energy technologies for new-build facilities in Greenland
- $38 million technology award for new build waste-to-energy facilities in East Asia
- $58 million contract to supply advanced waste-to-energy technology for a power plant in Europe
- An agreement to jointly develop a biomass-to-hydrogen clean energy project in Australia using its BrightLoop™ chemical looping technology

B&W is continuing to expand its clean energy portfolio through innovation and acquisition:

- Launched ClimateBright™ decarbonization technologies platform (May 2021)
- Acquired a controlling stake in a leading solar installation firm, Fosler Construction Company Inc. (Sept 2021)
- Signed an agreement to acquire Voda A/S in Denmark to further expand renewable services in Europe (Sept 2021)

Building Toward the Future

After achieving ~$58 million in adjusted EBITDA in the 12 months ended September 30, 2021, B&W is targeting[1]:

- FY2021 adjusted EBITDA of at least $70 million
- FY2022 adjusted EBITDA of $110-$120 million

Advancing energy and environmental solutions that bring power and progress to our world

(1) The most comparable GAAP target information is not available without unreasonable effort; based on Q3 2021 results

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 17

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 18 Appendix

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 19 Chief Financial Officer Lou Salamone Chief Operating Officer Jimmy Morgan General Counsel John Dziewisz Chairman & Chief Executive Officer Kenny Young Leadership Team Human Resources Jacqueline Opal Corporate Development & Investor Relations Megan Wilson

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 20 Joseph Tato Philip Moeller Alan Howe Rebecca Stahl Corporate Governance Board of Directors Advisory Board Chairman & Chief Executive Officer Kenny Young Henry Bartoli Rod O'Connor Phillip Piddington Peter O'Keefe Eric Powell Homaira Akbari

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 21 B&W is positioned to capitalize on global trends driving the need for environmental and renewable solutions Key Market Drivers & Opportunities Potential for carbon legislation benefits emergent carbon - capture technologies Water scarcity and regulations drive need for custom cooling solutions An aging utility boiler installed base drives stable aftermarket in the U.S. while growth in international power generation continues Increasing investment in clean energy infrastructure and the hydrogen economy Increasing global regulatory restrictions on landfilling and methane benefit waste - to - energy Global drive toward renewable and reusable energy sources to limit carbon and methane emissions

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 22 Core growth strategies focused on driving innovative environmental and renewable technologies, growing aftermarket sales by leveraging the installed base, and expanding internationally in key regions Key Growth Strategies Leverage a vast installed base and stable U.S. market to drive aftermarket parts and service sales and generate strong cash flow Provide best - in - class environmental technologies to customers across a broad array of markets to meet growing environmental regulations Meet the global need for carbon reduction with patented renewable waste - to - energy, biomass, solar and carbon - capture solutions Grow by expanding sales , service and business development teams in key international regions to serve the broad renewable, environmental and thermal markets

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 23 Key End Markets Product and Service Overview Waste - to - Energy Biomass Pulp & Paper Power General Industry Waste - to - energy and biomass technologies, solar, energy storage, aftermarket equipment upgrades, parts and service Power Oil and Gas Pulp & Paper General Industry Air emissions control and ash handling systems, cooling and energy recovery, decarbonization technologies, aftermarket equipment upgrades, parts and service Power Oil and Gas General Industry Utility steam generation equipment, industrial boilers, boiler cleaning, aftermarket equipment upgrades, parts and service Financial Reporting Segments Note: Financial performance reported under new segments starting with Q3 2020 results; segment results for prior periods have been restated for comparative purposes.

Adjusted EBITDA Reconciliation[1]

$ in Millions	Three months ended September 30, 2021	Three months ended September 30, 2020
Adjusted EBITDA [2][3]	$ 18.7	$ 26.8
Restructuring activities	(4.6)	(2.4)
Acquisition pursuit and related costs	(4.0)	—
Financial advisory services	(0.3)	(1.7)
Advisory fees for settlement costs and liquidity planning	(1.0)	(1.4)
Litigation legal costs	(0.6)	(0.8)
Stock compensation	(0.2)	(1.2)
Interest on letters of credit included in cost of operations	(0.6)	(0.2)
Loss from business held for sale	—	(0.1)
Depreciation & amortization	(4.3)	(4.1)
Contract asset amortization	(0.1)	—
Product development	(2.4)	—
Gain (loss) from a non-strategic business	0.2	(0.9)
Gain on asset disposals, net	13.8	—
Operating income (loss)	**14.8**	**14.1**
Interest expense, net	(8.2)	(12.0)
Gain (loss) on debt extinguishment	—	—
Loss on sale of business	—	—
Net pension benefit before MTM	7.6	7.3
MTM gain from benefit plans	2.3	—
Foreign exchange	(1.7)	25.0
Other – net	(0.8)	(0.3)
Total other income (expense)	(0.8)	20.0
Income (loss) before income tax expense	**13.9**	**34.1**
Income tax expense (benefit)	0.3	(0.5)
Income (loss) from continuing operations	**13.6**	**34.6**
Income from discontinued operations, net of tax	—	—
Net income (loss)	**13.6**	**34.6**
Net (income) loss attributable to non-controlling interest	—	0.2
Net income (loss) attributable to stockholders	**13.6**	**34.7**
Less: Dividend on Series A preferred stock	3.7	—
Net income (loss) attributable to stockholders of common stock	$ 10.0	$ 34.7

$ in Millions	Nine months ended September 30, 2021	Nine months ended September 30, 2020
Adjusted EBITDA [2][3]	$ 42.3	$ 29.5
Restructuring activities	(8.0)	(6.7)
Acquisition pursuit and related costs	(4.0)	—
Financial advisory services	(2.6)	(3.2)
Advisory fees for settlement costs and liquidity planning	(5.0)	(5.2)
Litigation legal costs	(2.1)	(1.8)
Stock compensation	(8.0)	(3.1)
Interest on letters of credit included in cost of operations	(1.2)	(0.6)
Loss from business held for sale	(0.5)	(0.4)
Depreciation & amortization	(12.7)	(12.3)
Contract asset amortization	(0.1)	—
Product development	(2.7)	—
Gain (loss) from a non-strategic business	(0.1)	(1.2)
Gain on asset disposals, net	15.8	0.9
Operating income (loss)	**11.1**	**(3.9)**
Interest expense, net	(30.2)	(49.3)
Gain (loss) on debt extinguishment	6.5	(6.2)
Loss on sale of business	(2.2)	(0.1)
Net pension benefit before MTM	22.6	22.3
MTM gain from benefit plans	2.3	—
Foreign exchange	(1.1)	22.7
Other – net	(1.0)	(3.1)
Total other income (expense)	(3.1)	(13.7)
Income (loss) before income tax expense	**8.0**	**(17.6)**
Income tax expense (benefit)	6.7	0.5
Income (loss) from continuing operations	**1.3**	**(17.1)**
Income from discontinued operations, net of tax	—	1.8
Net income (loss)	**1.3**	**(15.3)**
Net (income) loss attributable to non-controlling interest	—	0.4
Net income (loss) attributable to stockholders	**1.3**	**(14.9)**
Less: Dividend on Series A preferred stock	5.4	—
Net income (loss) attributable to stockholders of common stock	$ (4.1)	$ (14.9)

1) Figures may not be clerically accurate due to rounding
2) Adjusted EBITDA for the three months and nine months ended September 30, 2020, excludes losses related to a non-strategic business and interest on letters of credit included in cost of operations that were previously included in Adjusted EBITDA and total $0.9 million and $0.2 million, respectively, and $1.2 million and $0.6 million, respectively
3) Adjusted EBITDA for the three and nine months ended September 30, 2020 includes a $26 million non-recurring loss recovery related to claims in connection with multiple Renewable EPC loss contracts

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Adjusted EBITDA Reconciliation[1]

$ in Millions	Twelve months ended Sep 30, 2021	Dec 31, 2020	Dec 31, 2019
Adjusted EBITDA[2][3]	**57.8 $**	**45.1**	**$ 45.0**
Restructuring activities	(13.1)	(11.8)	(11.7)
Acquisition pursuit and related costs	(4.0)	—	—
Financial advisory services	(3.8)	(4.4)	(9.1)
Settlement cost to exit Vølund contract [4]	—	—	(6.6)
Advisory fees for settlement costs and liquidity planning	(6.2)	(6.4)	(11.8)
Litigation legal costs	(2.5)	(2.1)	(0.5)
Stock compensation	(9.6)	(4.6)	(3.4)
Interest on letters of credit included in cost of operations	(1.5)	(0.9)	(0.4)
Income (loss) from business held for sale	(0.5)	(0.5)	(5.9)
Depreciation & amortization	(17.2)	(16.8)	(23.6)
Contract asset amortization	(0.1)	—	—
Product development	(2.7)	—	—
Gain (loss) from a non-strategic business	(1.5)	(2.6)	(5.5)
Gain on asset disposals, net	18.2	3.3	3.9
Operating income (loss)	**13.3**	**(1.7)**	**(29.4)**
Interest expense, net	(40.0)	(59.2)	(94.0)
Gain (loss) on debt extinguishment	6.5	(6.2)	(4.0)
Loss on sale of business	(2.2)	(0.1)	(3.6)
Net pension benefit before MTM	29.1	28.8	14.0
MTM (loss) gain from benefit plans	(20.9)	(23.2)	8.8
Foreign exchange	35.0	58.8	(16.6)
Other – net	1.0	(1.1)	0.3
Income (loss) before income tax expense	**21.7**	**(3.9)**	**(124.4)**
Income tax expense	15.3	8.2	5.3
Income (loss) from continuing operations	**6.4**	**(12.1)**	**(129.7)**
Income (loss) from discontinued operations, net of tax	—	1.8	0.7
Net income (loss)	**6.4**	**(10.3)**	**(129.0)**
Net (income) loss attributable to non-controlling interest	(0.5)	—	7.1
Net income (loss) attributable to stockholders	**5.9**	**(10.3)**	**(122.0)**
Less: Dividend on Series A preferred stock	5.4	—	—
Net income (loss) attributable to stockholders of common stock	**$ 0.5**	**$ (10.3)**	**$ (122.0)**

1) Figures may not be clerically accurate due to rounding
2) During the year ended December 31, 2020, we redefined our definition of adjusted EBITDA to eliminate the effects of certain items including loss from a non-strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. Consequently, adjusted EBITDA in prior periods have been revised to conform with the revised definition and present separate reconciling items in our reconciliation.
3) Adjusted EBITDA for the twelve months ended December 31, 2020, include the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed.
4) In March 2019, we entered into a settlement in connection with an additional B&W Renewable waste-to-energy EPC contract, for which notice to proceed was not given and the contract was not started. The settlement eliminated our obligations to act, and our risk related to acting, as the prime EPC should the project have moved forward.

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 25

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 26 Nine months ended September 30, 2021 2020 Adjusted gross profit (1)(2) Operating income (loss) $ 11.1 $ (3.9) Selling, general and administrative ("SG&A") expenses 111.1 107.6 Advisory fees and settlement costs 9.7 10.1 Amortization expense 5.3 4.1 Contract asset amortization expense 0.1 — Restructuring activities 8.0 6.7 Research and development costs 1.0 3.9 Losses from a non - strategic business 0.1 1.2 Gains on asset disposals, net (15.8) (0.9) Adjusted gross profit $ 130.5 $ 128.8 (1) Intangible amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segment s' adjusted gross profit. (2) Adjusted gross profit for the three and nine months ended September 30, 2020, excludes losses related to a non - strategic busines s that was previously included in Adjusted gross profit and totals $0.9 million and $1.2 million. (3) Figures may not be clerically accurate due to rounding. Adjusted Gross Profit Reconciliation $ in Millions (3) Three months ended September 30, 2021 2020 Adjusted gross profit (1)(2) Operating income (loss) $ 14.8 $ 14.1 Selling, general and administrative ("SG&A") expenses 37.5 35.6 Advisory fees and settlement costs 1.8 3.8 Amortization expense 2.0 1.4 Contract asset amortization expense 0.1 — Restructuring activities 4.6 2.4 Research and development costs (0.2) 1.4 Losses from a non - strategic business (0.2) 0.9 Gains on asset disposals, net (13.8) — Adjusted gross profit $ 46.6 $ 59.6 $ in Millions

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 27 (1) Intangible amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segment s' adjusted gross profit. (2) Adjusted gross profit for the twelve months ended December 31, 2020 and December 31, 2019, excludes losses related to a non - stra tegic business that was previously included in Adjusted gross profit and totals $2.6 million and $5.5 million. (3) Adjusted gross profit for the twelve months ended December 31, 2020 includes the recognition of a $26.0 million loss recovery se ttlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed (4) Figures may not be clerically accurate due to rounding. Adjusted Gross Profit Reconciliation Twelve months ended Sep 30, 2021 Dec 31, 2020 Dec 31, 2019 Adjusted gross profit (1) Operating income (loss) $ 13.3 $ (1.7) $ (29.4) Selling, general and administrative ("SG&A") expenses 144.9 141.4 150.6 Advisory fees and settlement costs 12.5 12.9 27.9 Amortization expense 6.8 5.5 4.3 Restructuring activities 13.1 11.8 11.7 Research and development costs 1.4 4.4 2.9 Losses from a non - strategic business 1.5 2.6 5.5 Gains on asset disposals, net (18.2) (3.3) (3.9) Adjusted gross profit $ 175.3 $ 173.6 $ 169.5 (4) (2)(3) $ in Millions

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 28 Key Technologies

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 29 Aftermarket New Build Note: Gas - fired package boilers are used in coal - fired and renewable plants for start - up or auxiliary power Products & Services Across Our Brands Providing “life of the plant” product and service applications across a broad array of power generation and industrial market s Decarbonization Energy storage Solar Steam Generation Technologies Natural Gas - fired Package Boilers Boiler Auxiliaries Combustion Grates Construction Emissions Control Solutions Cooling Systems Ash and Material Handling Operations & Maintenance Field Service Inspections Parts Retrofits/Upgrades Construction

Key Technologies: Clean Coal Solutions Ready for Deployment

OxyBright™ oxygen-fuel combustion

- Oxy-coal combustion technology
- "Near-zero" emissions
- 30 MW demonstration complete
- Full-scale design ready



SolveBright™ post-combustion carbon capture

- Post-combustion technology
- Patented amine-based solvent process
- Pilot commissioning complete
- Installed base retrofit application



B&W BABCOCK & WILCOX ENVIRONMENTAL

Carbon Capture Technology for the 1000 GW of Global Coal Installed Base

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B&W BABCOCK & WILCOX

Key Technologies: BrightLoop™ Chemical Looping Combustion Platform Technology




Natural Gas
Biomass
Biogas
Waste
Coal (Petcoke)
FEEDSTOCK
BrightLoop™ Chemical Looping Technology
CO_2 for Storage and Beneficial Use
Combustion:
Steam
Gasification:
Hydrogen
Partial Oxidation:
Syngas
OUTPUT
Process
Turbine
Fuel Cell/Boiler
H_2 Storage
Shift Reaction
Methanation
Fischer-Tropsch
HEAT
POWER
H_2
HYDROGEN
CH_3OH
METHANOL
(Gasoline, Diesel, Jet Fuel)
FUELS

- Advanced process for clean power generation and CO_2 capture
- A flameless, oxy-combustion process using oxidation-reduction reactions to process fuel and produce energy for power generation
- Produces a concentrated CO_2 stream that can be captured, cleaned and compressed for use or permanent storage
- Lower cost, higher efficiency
- Working in collaboration with The Ohio State University

B&W BABCOCK & WILCOX ENVIRONMENTAL

Potential extension beyond power generation

Process can be modified to convert carbon-based fuels—coal, biomass and natural gas—to electricity, syngas, chemicals, liquid fuels or hydrogen

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BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 32 Reduces dependency on landfills and reduces methane gas emissions Fuels: MSW, RDF Waste - to - Energy Boilers Single - drum, industry - standard unit for improved mill operation Fuels: Black liquor Process Recovery Boilers High pressure, high efficiency, high capacity, low emissions Fuel: Coal, oil, natural gas, multi - fuel Utility Boilers Bottom - or top - supported, shop - or field - assembled Fuel: Natural gas, oil, CO, waste heat and gases Natural Gas - Fired and Other Industrial Water - Tube Boilers Carbon - neutral technology Fuels: Wood, wood waste, straw, sludge Biomass - Fired Boilers Key Technologies: Steam Generation Technologies

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 33 Large installed base with diverse set of customers Grate design allows for high availability and long operational time, leading to reduced O&M cost High thermal efficiency and low emissions Fuel flexibility Factory assembled modules reduce field construction A Market Leader with Differentiating Technology in Waste - to - Energy Solutions DynaGrate® Pivoting Combustion Grate Key Technologies: Renewable Combustion Grates

Key Technologies: Emissions Controls

Emission	Technology Solution
Particulate Control	• Pulse Jet Fabric Filters (PJFF) / Baghouses • Wet and Dry Electrostatic Precipitators (ESPs) • Wet Particulate Scrubbers • Multiclone® Dust Collectors
NO_x Control	• Selective Catalytic and Non-catalytic Reduction (SCR/SNCR) • Low NO_x Burners and Combustion Systems
SO_2 / Acid Gas Control	• Wet or Seawater Flue Gas Desulfurization (FGD) Systems • Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers) • Wet ESPs • Dry Sorbent Injection (DSI)
SO_3 / Acid Mist Control	• Wet ESPs • Dry Sorbent Injection (DSI)
Mercury, Dioxins, Furans	• Powdered Activated Carbon Injection • Absorption Plus™, MercPlus™, Mitagent™ Additives • GMAB™ ADIOX® and MERCOX® technologies
Wastewater Elimination	• Wastewater Evaporation System (WES) via Spray Drying • Air-Cooled Condensers


B&W BABCOCK & WILCOX
ENVIRONMENTAL

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B&W BABCOCK & WILCOX

Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant

Steam Generator Technology

- Pulverizers
- Furnace
- Burners and ignitors
- Sootblowers
- Pressure parts
- Air heaters and air heating cleaning systems
- Bottom ash handling systems

Environmental Solutions

- Particulate control
- Nitrogen oxides (NO_x) removal
- Sulfur removal
- Mercury, dioxin and furan removal
- Fly ash handling systems
- Wastewater elimination


B&W BABCOCK & WILCOX THERMAL
Boiler Pressure Parts
Boiler Cleaning Equipment
Burners
Pulverizers
SCR NOx Control Technologies
Bottom Ash Handling
Boiler Auxiliary Components: Fans, Air Heaters, etc.
Dry Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
Wet Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
B&W BABCOCK & WILCOX ENVIRONMENTAL

B&W provides a comprehensive array of proprietary technology and experience to utility power generation customers

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Comprehensive Waste-to-Energy Solutions


BABCOCK & WILCOX RENEWABLE
On-line boiler washing system
DynaFeeder® waste fuel feeder system
VoluMix® system for improved combustion
DynaGrate® combustion grate
DynaDischarger® ash removal
Battery storage systems
eos
BABCOCK & WILCOX ENVIRONMENTAL
Cooling towers
Selective non-catalytic reduction (SNCR) NOx control
Fabric filter baghouse
Wet scrubber with ADIOX® including energy recovery
Carbon capture solutions
Water-cooled wear zones and Inconel® corrosion protection


Field Services
Component & System Upgrades
Control Systems
Replacement & Spare Parts
Operation & Maintenance

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BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 37 An innovative solution to eliminate ash ponds Key Technologies: Submerged Grind Conveyor Ash Handling Designed to meet current and future U.S. regulatory requirements for ash handling with: Lower equipment cost Lower installation cost • Utilize existing hoppers and gate valves • No modification to hopper Short outage required Short lead time Available redundancy under the boiler Lower O&M costs

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 38 Benefits of a solar addition: 1. Powering up/down operations 2. Supplemental/plant energy source 3. Additional MW/GW output Key Technologies: Solar Installation High efficiency. Low emissions. Integrated solutions for clean power production. Engineering & Procurement • Project Cost Analysis • Grid Integration and Interconnection • Technical Evaluation • AC and DC Engineering • Permitting and AHJ Permissions • Logistics • Strategic Procurement of Structural Components and Electrical BOE Industry - leading EPC Services Construction • Subcontractor Management • On - Site Construction Management • Coordination and Supervision of Projects • Utility Interconnections • Quality and Commissioning Control • Electrical and Structural QA/QC

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 39 Key Technologies: Short and Long Duration Energy Storage Short and long duration energy storage smooths renewable energy peaks and bridges weather events NREL Enduring: (8 - 100 hours storage) Electric heater (stores heat in sand) Air Brayton Combined Cycle B&W has a partnership with Eos Energy Storage, LLC to sell and service Eos’ innovative, patented Eos Znyth ® zinc battery solution (3 - 12 hours storage) for industrial and utility - scale energy storage • B&W markets Eos’ battery storage solutions globally • B&W is exclusive preferred installer in U.S. and Canada B&W offers Pressurized or Atmospheric Fluidized Bed technology for long duration energy storage B&W also has an exclusive option to license NREL’s Enduring long duration energy storage technology

Key Technologies: Cooling Systems

WET



Natural Draft/Hyperbolic

Fanless design provides low power, noise and maintenance, as well as long operating lifecycle



Mechanical Draft

Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs

MATERIAL OPTIONS:

WOOD | CONCRETE | FIBER-REINFORCED POLYMER (FRP)

DRY



Air-Cooled Condensers

Water preservation technology customized for high-performance, long-life, low noise, corrosion-resistant applications



Air Fin Coolers

Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise and space requirements



Optimization Services

Specialized services to maximize plant performance and minimize costs and maintenance

B&W BABCOCK & WILCOX ENVIRONMENTAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

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BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 41 Key Technologies: Global Parts & Service Upgrades & Retrofits Replacement Parts Optimization Systems Engineering Services Adding value through constructability: Safe execution of new installation, retrofits, system maintenance/repair, plant modifications Construction Evaluating options for improved performance: Expert people, tools and processes to measure, model, design, deliver, train and project manage Enhancing efficiency with proven technology: Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment Supplying components for system reliability: High - quality standard or custom - engineered pressure and non - pressure parts Maintaining/improving plant operation: Projects for extending the life of power, process and environmental equipment

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 42